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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                                  VERSATA, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                                68-0255203
       (State or other jurisdiction of         (I.R.S. Employer Identification
       incorporation or organization)                      Number)


                              2101 Webster Street
                               Oakland, CA 94612

                    (Address of Principal Executive Offices)

       If this form relates to the             If this form relates to the
       registration of a class of              registration of a class of
       securities pursuant to Section          securities pursuant to Section
       12(b) of the Exchange Act and           12(g) of the Exchange Act
       is effective pursuant to                and is effective pursuant to
       General Instruction A.(c),              General Instruction A.(d),
       please check the following              please check the following
       box.  [ ]                               box.  [X]


        Securities Act registration statement file number to which this form relates: 333-92451

                                                                 (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

          TITLE OF EACH CLASS              NAME OF EACH EXCHANGE ON WHICH
          TO BE SO REGISTERED              EACH CLASS IS TO BE REGISTERED
          -------------------              ------------------------------

            Not Applicable                         Not Applicable


        Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                      ------------------------------------
                                (Title of Class)


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ITEM 1. Description of Registrant's Securities to be Registered.

        Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-92451) (the "Registration Statement") initially filed with the Securities and Exchange Commission on December 10, 1999.

ITEM 2. Exhibits.

EXHIBIT
NUMBER           DESCRIPTION
--------         -----------
1*               Amended and Restated Certificate of Incorporation of Versata.

2*               Amended and Restated Bylaws of Versata.

3*               Form of Specimen Common Stock Certificate.

4*               Fourth Amended and Restated Investor Rights Agreement, among
                 Versata and some of its stockholders', dated November 30, 1999

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* Previously filed or to be filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-1, and the Amendments thereto, such exhibits being incorporated herein by reference.



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                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

        Date:   March 1, 2000            /S/ JOHN A. HEWITT, JR.
                                         ---------------------------------------
                                         John A. Hewitt, Jr., President and
                                         Chief Executive Officer